Exhibit 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Erin N. Ruhe, as Vice President, Treasurer and Controller of HomeFed Corporation (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying Form 10-K/A report for the fiscal year ended December 31, 2005 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 3, 2006

                                              By:  /s/ Erin N. Ruhe
                                                  ------------------------------
                                                  Erin N. Ruhe
                                                  Vice President, Treasurer and
                                                  Controller